                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12


                           Trikon Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filling Fee (Check appropriate box):

/X/      No fee required
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

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             -------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         5)  Total fee paid:

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         Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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         3)  Filing Party: _____________________________________________________
         4)  Date Filed: _______________________________________________________

                           [TRIKON TECHNOLOGIES LOGO]







                                                                    NASDAQ: TRKN



1                                                     [TRIKON TECHNOLOGIES LOGO]

                           Forward-Looking Statements

To the extent that this presentation discusses expectations about market conditions or about market acceptance and future sales of the Company's products, or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. Such forward looking statements or comments include or relate to, but are not limited to; Trikon's ability to respond to economic, commercial and technical trends such as the market acceptance of Trikon's products, management of its cost structure during a down cycle, its ability to return to profitability, the resolution of copper/low k integration and devise shrink development efforts at device companies, development efforts in the field of low k dielectrics, long implementation periods in the semiconductor, photonics and MEM industries, acceptance of new products by individual customers and by the marketplace, and other factors discussed in the Business Description and Management's Discussion and Analysis sections of the Company's Report on Form 10-K and Annual Report to Shareholders.


2                                                     [TRIKON TECHNOLOGIES LOGO]

                                 Proxy Materials

Trikon filed with SEC a definitive proxy statement relating to the solicitation of proxies with respect to the 2003 Annual Meeting of Stockholders of Trikon Technologies, Inc. Investors and stockholders are urged to read the proxy statement and any other proxy solicitation material (when they become available) because they will contain important information. Copies of the proxy statement and other materials are available at the SEC's web site at http://www.sec.gov and at Trikon's web site http://www.trikon.com.



3                                                     [TRIKON TECHNOLOGIES LOGO]

                                   Jihad Kiwan

President and Chief Executive Officer

     o   22 years in the semiconductor industry
     o Last position was Senior Vice President and General Manager of Amkor Technology, Inc., Wafer Fabrication Services
     o   Married 21 years
     o   Two children, daughter 17 and son 14
     o Master's degree in Microelectronics and PhD in Solid State Physics from Toulouse University, France



4                                                     [TRIKON TECHNOLOGIES LOGO]

                                Investment Merits

o    Proven technology for high growth end markets including optical and MEMS

o Technology leadership in the high growth low k/ultra low k dielectrics area with scaleable model

o Leadership position in front-end process equipment for compound semiconductors

o    Stable, satisfied and growing customer base

o    Highly qualified management and personnel




5                                                     [TRIKON TECHNOLOGIES LOGO]
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                                   Background

o Worldwide supplier of process equipment used in the manufacture of silicon and compound semiconductors

o    TRKN is a NASDAQ-listed corporation

o    35 years of experience manufacturing semiconductor production equipment

o    Headquartered in the U.K.



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                                Mission Statement

                      To be a leading global semiconductor
                       equipment manufacturer by offering
                       value propositions to silicon and
                            compound device makers.



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                            Research and Development

                                Total Expenditure


     46% Increase in expenditure

                                    [CHART]




8                                                     [TRIKON TECHNOLOGIES LOGO]
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                                 Our Technology

Metallization
                                                                [PHOTO]
       o     Adds conducting materials


Dielectric Chemical Vapor Deposition

       o     Adds insulating materials


Etch
                                                                [PHOTO]
       o     Selective removal of materials                  0.2 (mu)m Orion



9                                                     [TRIKON TECHNOLOGIES LOGO]
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                           Trikon's Products - Metal

    [PHOTO - Sigma 300]
                               [GRAPHIC Sigma fxP]

                                                            [PHOTO]

     o   Ti and Co silicides
     o   Long throw and ionized liners, barrier, seeds
     o   MOCVD of TiN and Ti(Si)N
     o   Sigma fxP: 100 to 200 mm wafers
     o   Sigma 300: 200 & 300 mm bridge
     o   ASP: $2.5 million



10                                                    [TRIKON TECHNOLOGIES LOGO]

                            Trikon's Products - DCVD

 o   Dielectric Deposition
     o   Planar(R) fxP(TM)
         o   100-200mm up to 6 process chambers
         o   Flowfill(R) gap-fill technology
     o   Planar(R) 300(TM)
         o   200/300mm up to 6 process chambers
         o   Flowfill(R)/Low-k Flowfill(R) for Al memory
         o   Orion(R) low-k films for Cu damascene
     o   Delta(R) 201/fxP(TM)/r4P
         o Single chamber or cluster PECVD for III-V and photonics applications
     o   ASP range $0.6m -$3.2m

                                                                [PHOTO]



11                                                    [TRIKON TECHNOLOGIES LOGO]
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                            Trikon's Products - Etch


o Omega(R) 201            o Omega(R) r4P           o Omega(R) fxP(TM)

    [PHOTO]                   [PHOTO]                      [PHOTO]


Production tool           R&D/low volume tool      Production cluster tool
Single/dual chamber       Single chamber           Up to 6 chambers
ASP $1M                   ASP $0.8M                ASP $2.5M





12                                                    [TRIKON TECHNOLOGIES LOGO]
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                                   Product Mix


                                  [PIE CHART]



                                  2001               2002

               PVD                 50%                46%
               Etch                37%                30%
               CVD                 13%                24%







13                                                    [TRIKON TECHNOLOGIES LOGO]
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                            Blue Chip Customer Base


[PHILIPS LOGO]               [ANADIGICS LOGO]          [BOOKHAM TECHNOLOGY LOGO]

[ST LOGO] [TRIQUINT SEMICONDUCTOR LOGO] [AGILENT TECHNOLOGIES LOGO] [HYNIX LOGO]

[LSI LOGIC LOGO]   [INTERNATIONAL RECTIFIER LOGO]              [TSMC LOGO]

                    [INFINEON TECHNOLOGIES LOGO]        [TEXAS INSTRUMENTS LOGO]

  [MOTOROLA LOGO]     [SKYWORKS LOGO]        [EPCOS LOGO]        [XFAB LOGO]

  [BOSCH LOGO]    [WIN SEMICONDUCTORS LOGO]     [NATIONAL SEMICONDUCTOR LOGO]



14                                                    [TRIKON TECHNOLOGIES LOGO]
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                         Infineon Supplier of the Year

                                                  [INFINEON TECHNOLOGIES LOGO]

      [PHOTO - SUPPLIER OF THE YEAR PLAQUE]       o Industry recognition by top
                                                    10 device manufacturer




15                                                    [TRIKON TECHNOLOGIES LOGO]
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                         Our Geographical Distribution

                                     [MAP]

                                  [PIE CHART]


                                       2001           2002

                    Europe              52%            64%
                    USA                 36%            33%
                    Asia/RoW            12%             3%





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                                      Asia

o    Focus on Korea, Taiwan, China and Japan

o    Customer expansion

     o    New accounts in 2002

     o    Enhanced visibility to Infineon partners: Nanya, Winbond, SMIC

     o    Visibility through our low k programmes

o    Trikon team in Taiwan strengthened in 2002

     o    Direct sales/service management

     o    Direct marketing from January 2003

     o    Signed Hermes Epitek for Taiwan and Asia: largest agent in Taiwan




17                                                    [TRIKON TECHNOLOGIES LOGO]
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                                Advanced Silicon

Flowfill(R)                                  Orion(R)
-----------                                  --------
o    Addresses Al applications               o    Addresses advanced low k
                                                  Copper interconnect needs
o    DRAM and Logic
                                             o    Only CVD solution with
o    Extendable road map to                       achievable k values of
     low k                                        <2.2

o    Cost advantages                         o    Addresses <90nm and below

o    Flexibility                             o    Orion(R) 2.5 and 2.2 for
                                                  65nm and beyond
o    New applications e.g.
     Shallow trench isolation
     (STI)




Metal applications with Sigma and Sigma 300 tools




18                                                    [TRIKON TECHNOLOGIES LOGO]
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                            Advanced Silicon (Low k)


                                    [CHART]




19                                                    [TRIKON TECHNOLOGIES LOGO]

                            Interconnect Requirements


Device Speed = f x              1
                    ------------------------
                    Resistance x Capacitance

               -------                        --------------
              /                                              \
             /                                                 \
            /                                                    \
           /                                                       \
          \/                                                       \/

             Conductors                         Insulators

        4.0  Tungsten/Aluminium                 Silicon Dioxide   4.0

        2.7  Aluminium                          FSG               3.5

        1.7  Copper                             Lower k           2.5

                                                Ultra Low k       2.0







20                                                    [TRIKON TECHNOLOGIES LOGO]
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                                  Low k Market


                                    [CHART]


o    Market size downgraded -~$300M reduced to ~$150M for 2003


21                                                    [TRIKON TECHNOLOGIES LOGO]
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                          Constellation Concept - Logic


 -----------------------------------      -----------------------------------
 |                                 |      |                                  |
 |    [TEXAS INSTRUMENTS LOGO]     |      |             [UMC LOGO]           |
 |                                 |      |                                  |
 |         [PHILIPS LOGO]          |      |  [SONY LOGO]    [TOSHIBA LOGO]   |
 |                                 |      |                                  |
 |  [LSI LOGIC LOGO]  [ST LOGO]    |      |             [IBM LOGO]           |
 |                                 |      |                                  |
 |          [TSMC LOGO]            |      |   [INFINEON TECHNOLOGIES LOGO]   |
 |                                 |      |                                  |
 |        [MOTOROLA LOGO]          |      |             [AMD LOGO]           |
 |                                 |      |                                  |
 |                                 |      |                                  |
 -----------------------------------      -----------------------------------

                    [RENESAS LOGO]          [NEC LOGO]






22                                                    [TRIKON TECHNOLOGIES LOGO]

                         Constellation Concept - Memory


                      ----------------------------------
                      |                                |
                      |         [WINBOND LOGO]         |
                      |                                |
                      |  [INFINEON TECHNOLOGIES LOGO]  |
                      |                                |
                      |  [NANYA LOGO]     [SMIC LOGO]  |
                      |                                |
                      |                                |
                      ----------------------------------


    [ELPIDA LOGO]      [SAMSUNG LOGO]      [MICRON LOGO]      [HYNIX LOGO]









23                                                    [TRIKON TECHNOLOGIES LOGO]

                         Advanced Silicon (Flowfill(R))


2000 LSI announced a 36% speed improvement using low k Flowfill(R) in G12 (0.18(mu)m) and ordered additional systems

2001 2 new 'top-10' customer orders undergo extensive evaluation for DRAM applications

2002 One of these evaluations completed successfully in Q4 with system order. Anticipate substantial further orders 2003 and beyond.





24                                                    [TRIKON TECHNOLOGIES LOGO]
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                           Advanced Silicon (Orion(R))


o        Low k technology leadership with CVD (preferred technology)

o        Demonstrated K <2.2. Independently verified by International Sematech

o        Protected by IP

o        300mm Orion(R) tool shipped to major Asian foundry Q1 2002

o 300mm Collaboration project with ST Microelectronics (includes AMD, Motorola and Philips)

o Working with majority of industry leading manufacturers on Orion(R) sample evaluations




25                                                    [TRIKON TECHNOLOGIES LOGO]

                          Shallow Trench Isolation-STI



                                    [CHART]



o Conventional HDP struggles at <90nm - narrow trenches, higher aspect ratios

o        Transistor damage from device leakage - stress and voids in dielectric


o        New gap-fill approach required, new materials being sought

o        Flowfill the perfect solution


26                                                    [TRIKON TECHNOLOGIES LOGO]

                            Manufacturing Resources

o    Newport, UK

     o Internationally convenient - within easy reach of Heathrow
                                                                    [PHOTO]
o    First class Manufacturing facility = 110,000 sq ft

     o    Class 1000 Manufacturing area
                                                                    [PHOTO]
     o    Class 100 Engineering cleanroom

     o    Class 10 Demonstration cleanroom

o Purpose-built training suitecleanroom with complete demonstration machines and computer-based training systems

o    ISO 9000 and 14001 registered



27                                                    [TRIKON TECHNOLOGIES LOGO]

                             Field Customer Support



                           [GRAPHIC - MAP OF OFFICES]

   Regional Centres                                 Local Offices
   o        USA - CA                                o        Dallas, TX
   o        Korea                                   o        Portland, OR
   o        UK                                      o        New Haven, CT
   o        Germany                                 o        Manchester
   o        France                                  o        Nijmegen
   o        Taiwan                                  o        Migdael Haemek
                                                    o        Regensburg
                                                    o        Dresden
                                                    o        Toulouse
                                                    o        Ottawa




                    Distributors
                    o        Fastgate Tech. - Japan
                    o        Idealtech - Taiwan
                    o        Hermes Epitek



28                                                    [TRIKON TECHNOLOGIES LOGO]

                                 Management Team

     o    CEO -Jihad Kiwan - strong sales and marketing focus

     o    Existing management very experienced in the equipment business

     o Strengthen team through the appointment of seasoned sales and marketing executives





29                                                    [TRIKON TECHNOLOGIES LOGO]

                                 Human Resources

          Trikon employs 258 people worldwide, of which 1/3 are degree qualified, including 28 PhDs

          Research & Development = 62

          Administration = 35

          Manufacturing = 62

          Customer Support =77
                                                                      March 2003
          Sales & Marketing = 22



30                                                    [TRIKON TECHNOLOGIES LOGO]

                          Board of Directors Structure


Jihad Kiwan                President & CEO

Chris Dobson               Chairman

Nigel Wheeler              Vice Chairman

Dick Conn                  Business Development Consultant, Prior VP, Sales of
                           KLA-Tencor

Stephen Wertheimer         W Capital Management

Bob Anderson               Founder KLA-Tencor,



31                                                    [TRIKON TECHNOLOGIES LOGO]

                                 Issues for 2003

     o    Low k Roadmap delayed

     o    Strategic placements of low k lead to revenue growth 2004 onwards

     o    Protect infrastructure for future growth

     o    Need to generate revenue for 2003

     o    Need contingency if low k sees further delays

     o 10 Step business planning to address short & long term market segmentation






32                                                    [TRIKON TECHNOLOGIES LOGO]
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                                   Financials




33                                                    [TRIKON TECHNOLOGIES LOGO]

                              Financial Performance

$ M M

                    [CHART]                    [CHART]

                     Sales                Profit before tax


o    Sales performance significantly in excess of industry growth (SEMI Data)

     o    2000 Trikon 121%    [GRAPHIC - ARROW]    Industry 87%

     o    2001 Trikon decline only 9%, smaller than industry decline

     o    2002 effected by under exposure to Asia and wireless telecom decline





34                                                    [TRIKON TECHNOLOGIES LOGO]

Financial Highlights ($ Millions)

                                     2000           2001           2002
                                 ------------   ------------   ------------
Sales                            $      107.0   $       97.0   $       32.8
Gross Margin                             51.2           45.3            8.3
Operating Expenses                       31.0           31.1           30.2
Operating Income                         20.2           14.2          (21.9)
Earnings per Share               $       1.42   $       0.88   $      (1.57)




35                                                    [TRIKON TECHNOLOGIES LOGO]

Operating Results Q1 2003 ($'M)

                                                                 Q1, 2003
                                                                 --------

Sales                                                            $   5.1
Gross Margin                                                         0.8
Research & Development                                               2.3
Selling, General & Admin                                             4.8
Operating loss*                                                     (6.3)
Net Loss per share                                               $ (0.56)



* Excludes pension settlement


36                                                    [TRIKON TECHNOLOGIES LOGO]

                                 Operating Model

                                     2000        2001        2002         Goal
                                     ----        ----        ----         ----
Revenue                              100%        100%        100%         100%
Gross Margin                          48%         47%         25%          50%
S,G & A                               21%         22%         40%          18%
R&D                                    8%         10%         33%          12%
EBITDA                                23%         20%        (46%)         24%
Operating Income                      19%         15%        (66%)         20%



37                                                    [TRIKON TECHNOLOGIES LOGO]

                         Balance Sheet ($ in Millions)

                                                      March
                                                       2003
                                                       ----
        Cash                                          $37.7
        Working Capital                               $38.0
        Fixed Assets                                  $18.2
        Long Term Debt                                $ 1.4
        Shareholders' Equity                          $53.1




38                                                    [TRIKON TECHNOLOGIES LOGO]
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                                 Future Guidance

o    Modest revenue growth in 2003 over 2002 through technology wins

     o    Flowfill production business

     o    Power semiconductors

     o    MEMs and other emerging applications

          o    Bosch etch order Q2 2003

o    Break even EBITDA Q4 2003

o    Current plan, anticipating return to profitability calendar 2004



39                                                    [TRIKON TECHNOLOGIES LOGO]

                                Investment Merits

o    Proven technology for high growth end markets including optical and MEMS

o Technology leadership in the high growth low k/ultra low k dielectrics area with scaleable model

o Leadership position in front-end process equipment for compound semiconductors

o    Stable, satisfied and growing customer base

o    Highly qualified management and personnel

o    Demonstrated strong financial performance




40                                                    [TRIKON TECHNOLOGIES LOGO]

                           [TRIKON TECHNOLOGIES LOGO]







                                                                    NASDAQ: TRKN



41                                                    [TRIKON TECHNOLOGIES LOGO]